UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 8, 2013
Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into A Material Definitive Agreement.

On March 8, 2013, Piper Jaffray Companies (the “Company”), Piper Jaffray Asset Management Inc., a wholly owned subsidiary of the Company (the “Seller”), Fiduciary Asset Management LLC, a wholly owned subsidiary of the Seller and an indirect wholly owned subsidiary of the Company (“FAMCO”), The Wiley Angell Family Trust (the “Purchaser”), and Wiley D. Angell, Chief Executive Officer and Chief Investment Officer of FAMCO (the “Principal”), entered into an Agreement of Purchase and Sale (the “Agreement”) pursuant to which the Purchaser agreed to purchase from the Seller the membership interest representing 100% of the outstanding equity of FAMCO (the “Transaction”). The Purchaser has agreed to pay the Seller $4 million for the membership interest in FAMCO, and the Transaction is expected to close in the second quarter of 2013 subject to customary closing conditions.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On March 8, 2013, the Company issued a press release announcing the Transaction. This press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.Financial Statements and Exhibits.

(d)   Exhibits.

No.	Description
2.1
Agreement of Purchase and Sale dated March 8, 2013 among Piper Jaffray Asset Management Inc., Piper Jaffray Companies, Fiduciary Asset Management LLC, The Wiley Angell Family Trust, and Wiley D. Angell (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1	Press release dated March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: March 8, 2013	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description
2.1
Agreement of Purchase and Sale dated March 8, 2013 among Piper Jaffray Asset Management Inc., Piper Jaffray Companies, Fiduciary Asset Management LLC, The Wiley Angell Family Trust, and Wiley D. Angell (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1	Press release dated March 8, 2013